UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2008

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED (A Missouri Corporation) 1201 Walnut Street Kansas City, Missouri 64106	43-1916803
(816) 556-2200
NOT APPLICABLE
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 14, 2008, Great Plains Energy Incorporated (Company) entered into a Sales Agency Financing Agreement (Agreement) with BNY Mellon Capital Markets, LLC (BNYMCM). Under the terms of the Agreement, the Company may offer and sell shares of the Company’s common stock, no par value (Shares), from time to time, up to 8,000,000 Shares and for a period of no more than three years. BNYMCM will act as the Company’s agent in connection with any offerings of shares under the Agreement.
The Shares may be offered in one or more selling periods, none of which will exceed 20 trading days. Any Shares sold under the Agreement will be offered at market prices prevailing at the time of sale. The Company will specify to BNYMCM (i) the aggregate selling price of the Shares to be sold during each selling period, which may not exceed $50,000,000 without BNYMCM’s prior written consent and (ii) the minimum price below which sales may not be made, which may not be less than $1.00 per share without BNYMCM’s prior written consent. The Company will pay BNYMCM a commission equal to 1% of the sales price of all Shares sold through it as agent under the Agreement plus its reasonable documented out-of-pocket expenses, including fees and expenses of counsel up to $100,000 in aggregate, in connection with the Agreement. In addition, the Company will pay, during the term of the Agreement, fees of counsel to BNYMCM in connection with its quarterly due diligence review, in an amount not to exceed $5,000 per fiscal quarter.
The Shares will be issued pursuant to the Company’s registration statement (Registration Statement) on Form S-3 (File No. 333-133891) filed on May 8, 2006 with the Securities and Exchange Commission (Commission). The Company will file a prospectus supplement with the Commission in connection with the offer and sale of Shares.
The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the material terms of the Agreement is qualified in its entirety by reference to the exhibit. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
In connection with the possible offer and sale of the Shares, Mark English, Assistant General Counsel and Assistant Secretary of the Company, provided the legal opinion attached to this Current Report as Exhibit 5.1.
Item 9.01 Financial Statements and Exhibits
(d) Exhibit No.
The following exhibits are filed herewith and are exhibits to the Registration Statement on From S-3, Registration No. 333-133891, as noted below.

	Registration Statement
8-K Exhibit No.	Exhibit No.	Description

1.1	1.1.2	Sales Agency Financing Agreement dated August 14, 2008 between Great Plains Energy Incorporated and BNY Mellon Capital Markets, LLC.

5.1	5.3	Opinion dated August 14, 2008 of Mark English, Assistant General Counsel and Assistant Secretary of Great Plains Energy Incorporated, regarding the legality of the Shares

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED
/s/ Terry Bassham
Terry Bassham
Executive Vice President - Finance & Strategic Development and Chief Financial Officer

Date: August 14, 2008